EXHIBIT 24

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 19, 2000	/s/ William P. Crawford William P. Crawford

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 15, 2000	/s/ Richard M. DeVos, Jr. Richard M. DeVos, Jr.

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 12, 2000	/s/ Mark F. Furlong Mark F. Furlong

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 10, 2000	/s/ James P. Hackett James P. Hackett

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 11, 2000	/s/ Erina Hanka Erina Hanka

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 12, 2000	/s/ Michael J. Jandernoa Michael J. Jandernoa

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 10, 2000	/s/ Kevin T. Kabat Kevin T. Kabat

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 13, 2000	/s/ Fred P. Keller Fred P. Keller

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 12, 2000	/s/ John P. Keller John P. Keller

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 19, 2000	/s/ Hendrik G. Meijer Hendrik G. Meijer

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 18, 2000	/s/ Percy A. Pierre Percy A. Pierre

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 12, 2000	/s/ Marilyn J. Schlack Marilyn J. Schlack

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 12, 2000	/s/ Peter F. Secchia Peter F. Secchia

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 13, 2000	/s/ David J. Wagner David J. Wagner

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Home Bancorp, Old Kent Financial Corporation, and OK Acquisition Corporation, dated as of June 15, 2000, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.
Dated: July 11, 2000	/s/ Robert H. Warrington Robert H. Warrington